UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 18, 2019

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FCCY	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 18, 2019, the shareholders of Shore Community Bank (“Shore”) approved and adopted the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 23, 2019, by and among 1st Constitution Bancorp (the “Company”), 1st Constitution Bank, a wholly-owned subsidiary of the Company (the “Bank”), and Shore, providing for the merger of Shore with and into the Bank, with the Bank as the surviving entity (the “Merger”).

The closing of the Merger remains subject to a number of conditions as set forth in the Merger Agreement. The Company anticipates that the Merger will close on November 8, 2019.

A copy of the joint press release issued by the Company and Shore regarding Shore shareholder approval is filed as Exhibit 99.1 hereto and is incorporated by reference in this Item 8.01.

Cautionary Language Concerning Forward-Looking Statements

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those regarding the proposed Merger. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: failure to satisfy conditions to the Merger on the proposed terms and within the proposed timeframe including, without limitation, delays in closing the Merger; the inability to realize expected cost savings and synergies from the Merger in amounts or in the timeframe anticipated; changes in the estimates of non-recurring charges; the diversion of management’s time on issues relating to the Merger; costs or difficulties relating to Shore integration matters might be greater than expected; changes in the stock price of the Company from the date of the Merger announcement to the closing date; material adverse changes in the Company’s or Shore’s operations or earnings; the inability to retain customers and qualified employees of Shore; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; and weakness or a decline in the U.S. economy, in particular in New Jersey and the New York Metropolitan area, as well as an unexpected decline in commercial real estate values within our market areas, as well as the risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. The Company assumes no obligation for updating any such forward-looking statement at any time.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Title

99.1	Joint Press Release of 1st Constitution Bancorp and Shore Community Bank, dated October 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: October 18, 2019	By:	/s/ Robert F. Mangano
Name: Robert F. Mangano
Title: President and Chief Executive Officer